PAGE  1
                   SCHEDULE 14A -- INFORMATION REQUIRED IN PROXY
                                  STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OR 1934 (AMENDMENT NO.  )

Filed by the Registrant   / X /
Filed by a Party other than the Registrant  /  /
Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                                   RLI CORP.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ X /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14a.
/   /  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       (1)  Title of each class of securities to
            which transaction applies            ____________________________

       (2)  Aggregate number of securities to
            which transaction applies            ____________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how determined): ____________________________________________________

       (4)  Proposed maximum aggregate value of transaction: ________________

       (5)  Total fee paid: _________________________________________________

/   /  Fee paid previously with preliminary materials
/   /  Check box of any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: _________________________________________

       (2)  Form, Schedule or Registration Statement No.: ___________________

       (3)  Filing Party: ___________________________________________________
PAGE   2

This page in the printed proxy statement contains a picture of a man in the process of carving a duck decoy out of wood. The man pictured is Dick Millham of Carving NOC in West Simsbury, CT, a home-based businessowner who has chosen RLI's unique In-Home Business Program to insure his livelihood. This picture is omitted from this electronic filing.

RLI CORP.
9025 North Lindbergh Drive
Peoria, Illinois 61615

RLI

March 30, 1995


Dear Shareholder:

Please consider this letter your personal invitation to attend the 1995 RLI Corp. Annual Shareholders Meeting. It will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, the Company's principal office, on May 11, 1995 at 2:00 P.M.

Matters scheduled for consideration during the meeting include the nomination of three Directors, the adoption of the Company's 1995 Incentive Stock Option Plan, and the selection of the Company's independent accounting firm. Following the custom of past meetings, there will be a report to shareholders on the progress of the Company during 1994.

Even if you do not plan to attend, it is important that you date, sign and return the enclosed proxy card in the envelope provided for your convenience. Your vote is vital no matter how many shares you own. If you do attend the Annual Meeting and desire to vote in person, you may do so even though you have previously sent in a proxy.

Thank you for your interest in your Company and confidence in our future.


Sincerely,

/s/Gerald D. Stephens

Gerald D. Stephens, CPCU
President and
Chief Executive Officer

RLI



                                   RLI CORP.
                          9025 North Lindbergh Drive
                            Peoria, Illinois 61615

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 May 11, 1995


To the Shareholders of RLI Corp.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of RLI Corp. (the "Company") will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, on Thursday, May 11, 1995, at 2:00 P.M., Central Daylight Time, to:

  1. Elect three (3) directors for a three-year term expiring in 1998 or until their successors are elected and qualified;

  2. Consider and act upon a proposal to adopt the Company's 1995 Incentive Stock Option Plan;

  3. Consider and act upon a proposal to appoint KPMG Peat Marwick LLP as independent public accountants of the Company for the current year; and

  4. Transact such other business as may properly be brought before the meeting.

  Only holders of Common Stock of the Company, of record at the close of business on March 13, 1995, are entitled to notice of and to vote at the Annual Meeting.

                                   By Order of the Board of Directors


                                   Camille J. Hensey
                                   Secretary



Peoria, Illinois
March 30, 1995




   IT IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, THAT YOU PERSONALLY BE PRESENT OR BE REPRESENTED BY PROXY AT THE ANNUAL MEETING. ACCORDINGLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS REQUESTED YOU PROMPTLY SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOUR PROXY MAY BE WITHDRAWN UPON REQUEST.

PAGE   5
                                   RLI CORP.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1995

                              GENERAL INFORMATION

   This Proxy Statement is furnished to the shareholders of RLI Corp. (the "Company") in connection with the solicitation by the Board of Directors of the Company, of proxies to be used at the Annual Meeting of its Shareholders to be held at 2:00 P.M., Central Daylight Time, on Thursday, May 11, 1995, at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, and at any adjournments of the Meeting.

   PROXY SOLICITATION.   The Company will bear the cost of solicitation of
proxies. In addition to the use of the mail, proxies may be solicited personally or by telephone or telefax, by officers or regular employees of the Company. No additional compensation will be paid to such persons for their services. The Company will reimburse banks, brokerage firms, investment advisors and other custodians, nominees, fiduciaries and service bureaus for their reasonable out-of-pocket expenses for forwarding soliciting material to the beneficial owners of the stock and obtaining their proxies or voting instructions.

   VOTING.   Each proxy will be voted in accordance with the shareholder's specifications thereon. If there are no such specifications, it will be voted in favor of the election of directors, and in accordance with the Board of Directors' recommendations on other proposals. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the shareholder either by giving written notice to the Secretary of the Company or delivering a proxy bearing a later date or by voting in person at the Annual Meeting. All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting.

   MAILING.   This Proxy Statement and enclosed Proxy are first being mailed to shareholders entitled to notice of and to vote at the Annual Meeting on or about March 30, 1995.

   SHAREHOLDER PROPOSALS. To be included in the Board of Directors' proxy statement for the 1996 Annual Meeting of the Shareholders, a shareholder proposal must be received by the Company on or before November 30, 1995. Proposals should be directed to the attention of the Secretary at 9025 North Lindbergh Drive, Peoria, Illinois, 61615.

   SHAREHOLDERS ENTITLED TO VOTE. At the close of business on March 13, 1995, the record date for the determination of shareholders entitled to vote at the Annual Meeting, the Company had 6,028,892 shares of Common Stock outstanding and entitled to vote. Common share ownership entitles the holder to one vote per share upon each matter to be voted at the Annual Meeting.

PAGE   6
                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The only persons known to the Company who beneficially own more than five percent of the Company's Common Stock as of December 31, 1994, are as follows:

NAME AND ADDRESS                            AMOUNT AND NATURE OF      PERCENT
OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP     OF CLASS
-----------------------------------         ----------------------   --------
Franklin/Templeton Group of Funds (1)               487,549              8.1%
777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777

Quest Advisory Corp.                                361,600              6.0%
and Quest Management Company (2)
1414 Avenue of the Americas
New York, NY 10019

RLI Corp.                                         1,300,218             21.6%
Employee Stock Ownership Plan & Trust ("ESOP") (3)
c/o Bank One
124 S.W. Adams Street
Peoria, IL 61649

Gerald D. Stephens (4)                              512,194              8.5%
493 E. High Point Dr.
Peoria, IL 61614

(1) The Company has obtained the information with respect to Franklin/ Templeton Group of Funds from its filing under Section 13G of the Securities and Exchange Act of 1934, which filing indicates Franklin/ Templeton has sole voting power with respect to 457,000 shares, shared voting power with respect to 12,499 shares, no voting power with respect to 18,050 shares and shared dispositive power with respect to 487,549 shares.

(2) The Company has obtained the information with respect to Quest Advisory Corp. and Quest Management Company from its filing under Section 13G of the Securities and Exchange Act of 1934, which filing indicates Quest Advisory Corp. has sole voting and sole dispositive power with respect to 352,300 shares and Quest Management Company has sole voting and sole dispositive power with respect to 9,300 shares.

(3) Each Employee Stock Ownership Plan participant or beneficiary may direct the ESOP trustee as to the manner in which the shares allocated to each under the ESOP are to be voted. The ESOP Administrative Committee, comprised of disinterested members of the Board of Directors, may direct the ESOP trustee as to the manner in which unallocated shares are to be voted. The Committee has sole investment power as to all allocated and unallocated shares except as to those shares which are the subject of a participant's diversification election. During 1994, none of the executive officers was eligible to elect to diversify any shares owned by the ESOP.

(4) Includes 160,540 shares allocated to Mr. Stephens under the ESOP; 17,488 shares allocated under the RLI Corp. Key Employee Excess Benefit Plan (the "Plan") over which Mr. Stephens has no voting or investment power; 22,515 shares held of record by Mr. Stephens' spouse; 4,250 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which he has the sole voting and investment power; and 1,012 shares in the H.O. Stephens Trust for the benefit of Mr. Stephens' mother, over which Mr. Stephens, as trustee, has the sole voting and investment power. Mr. Stephens disclaims any beneficial interest in these shares except for the ESOP shares detailed in (3) above and the Plan shares.


                                     2

                       SHARE OWNERSHIP OF MANAGEMENT

    The following information is furnished as to the beneficial ownership of the shares of the Company's Common Stock by each current director, nominees for director, named executive officers, and directors and executive officers of the Company as a group as of December 31, 1994:

Name of Individual or                   Amount and Nature             Percent
Number of Persons in Group           of Beneficial Ownership (1)      of Class
---------------------------          ---------------------------      --------
Bernard J. Daenzer (2)                         87,881                    1.5%
Michael W. Dalton (3)(8)                       20,737                     *
Richard J. Haayen (9)                           1,232                     *
William R. Keane (4) (9)                       53,864                     *
Gerald I. Lenrow (5) (9)                        2,899                     *
John S. McGuinness (6)                            750                     *
Jonathan E. Michael (8)                        19,524                     *
Edwin S. Overman (9)                           12,801                     *
Gerald D. Stephens (7) (8)                    512,194                    8.5%
Edward F. Sutkowski (9)                        50,379                     *
Gregory J. Tiemeier (8)                        18,843                     *
Robert O. Viets (9)                             1,571                     *
James E. Zogby (8)(10)                         45,621                     *
Directors and executive officers              848,517                   14.0%
as a group (16 persons) (8)

*Less than 1% of Class.

(1) Unless otherwise noted, each person has sole voting power and sole investment power with respect to the shares reported.

(2) Includes 26,135 shares held of record by Mr. Daenzer's spouse, and 17,731 shares held in a trust for the benefit of Mr. Daenzer's adult children and grandchildren of which a bank and Mr. Daenzer's spouse act as cotrustees, as to which Mr. Daenzer disclaims any beneficial interest.

(3) Includes 150 shares held in a trust for the benefit of Mr. Dalton's spouse and her siblings in which Mrs. Dalton acts as trustee, as to which Mr. Dalton disclaims any beneficial interest.

(4) Includes 21,943 shares held by Mr. Keane's spouse, Evelyn Corral, an honorary Vice President of the Company, as to which Mr. Keane claims beneficial interest.

(5) Includes 100 shares held by Mr. Lenrow's spouse in a custodian account for the benefit of their minor daughter, as to which Mr. Lenrow disclaims any beneficial interest.

(6) 750 shares are held by Dr. McGuinness' spouse, as to which Dr. McGuinness disclaims beneficial interest.

(7) Includes 160,540 shares allocated to Mr. Stephens under the ESOP; 17,488 shares allocated under the RLI Corp. Key Employee Excess Benefit Plan over which Mr. Stephens has no voting or investment power; 22,515 shares held of record by Mr. Stephens' spouse; 4,250 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which Mr. Stephens has the sole voting and investment power; and, as trustee of 1,012 shares in the H.O. Stephens Trust in which Mr. Stephens' mother is entitled to the income and principal. Mr. Stephens, as trustee under the H.O. Stephens Trust, has the sole voting and investment power of the shares in such Trust. Mr. Stephens disclaims any beneficial interest in all shares except for those allocated to him under the ESOP and the Plan.

(8) Includes shares allocated to the executive officers under the ESOP with respect to which such officers have sole voting power and no investment power, except during the period which any such executive officer is eligible to elect to diversify a percentage, not to exceed 50%, of such officer's ESOP benefit. As of December 31, 1994, the following shares were allocated under the ESOP: Mr. Stephens 160,540 shares; Mr. Dalton 20,587 shares; Mr. Michael 19,524 shares; Mr. Tiemeier 18,470 shares; and Mr. Zogby 45,251 shares.

(9) Includes shares held by a bank trustee under an irrevocable trust established by the Company pursuant to the Company's Director Deferred Compensation Plan for the benefit of the following: Mr. Haayen 1,032 shares; Mr. Keane 27,367 shares; Mr. Lenrow 2,799 shares; Dr. Overman 12,801 shares; Mr. Sutkowski 13,907 shares; and, Mr. Viets 1,071 shares. Each participating director has no voting or investment power with respect to such shares.

(10) Mr. Zogby terminated his employment January 31, 1995.

    The information with respect to beneficial ownership of Common Shares of the Company is based on information furnished to the Company by each individual included in the table.

PAGE  9
                          ELECTION OF DIRECTORS

    NOMINEES. At the Annual Meeting, three directors are to be elected, each to hold office for a three-year term or until a successor is elected and qualified. Messrs. John S. McGuinness and Gerald D. Stephens are Class II directors. They were elected by the shareholders in 1992 for three-year terms expiring in 1995. Mr. Robert O. Viets is also a Class II director. He was elected by the Board of Directors at its March 11, 1993 meeting for a term expiring in 1995.

    VOTING OF PROXIES. Unless otherwise instructed, it is intended the shares represented by the enclosed Proxy will be voted for the election of the three nominees named above. The affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote is required for the election of directors. Votes will be tabulated by an Inspector of Election appointed at the Annual Meeting. Abstentions and broker non-votes have no effect on determinations of majority except to the extent that they affect the total votes received by any particular candidate.

    SUBSTITUTE NOMINEES. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event that any nominee shall become unavailable for election, it is intended that such shares will be voted for the election of a substitute nominee selected by the persons named in the enclosed proxy unless the Board should determine to reduce the number of directors pursuant to the Company's By-Laws.

    DIRECTOR AND NOMINEE INFORMATION. The following includes certain information with respect to the current directors and nominees to the Board of Directors furnished to the Company by such individuals:

     Name              Age   Director Since   Principal Occupation
-------------------    ---   --------------   ---------------------------
John S. McGuinness      72         1983       President of John S. McGuinness
(to be elected for a                          Associates in Scotch Plains, NJ,
term of three years                           consultants in actuarial science
expiring in 1998)                             and management, since 1964.

Gerald D. Stephens      62         1965       Mr. Stephens founded the Company
(to be elected for                            in 1965 and has been President
a term of three years                         and Chief Executive Officer
expiring in 1998).                            since 1972.

Robert O. Viets(1)      51         1993       President and CEO since 1988 of
(to be elected for                            CILCORP Inc., a holding company
a term of three years                         in Peoria, IL, whose principal
expiring in 1998)                             business subsidiary is Central
                                              Illinois Light Company
                                              ("CILCO").  Mr. Viets joined
                                              CILCO in 1973 and held various
                                              managerial and officer positions
                                              until his promotion to President
                                              and CEO.

Certain information concerning the remaining directors, whose terms expire either in 1996 or 1997, is set forth as follows based upon information furnished to the Company by such individuals:

     Name               Age  Director Since   Principal Occupation
-------------------     ---  --------------   ---------------------------
Bernard J. Daenzer       79       1972        Owner of Daenzer Associates,
(term expiring in 1997)                       Key Largo, FL, an insurance
                                              consulting services firm, since
                                              1980. Formerly President and
                                              Chairman of Wohlreich & Anderson
                                              Insurance Companies and the
                                              Howden Swan Insurance Agencies
                                              until his retirement in 1980.

Richard J. Haayen(2)     70       1993        Chairman and CEO of Allstate
(term expiring in 1997)                       Insurance Company in Northbrook,
                                              IL, until his retirement in
                                              1989.  Currently Executive-In-
                                              Residence at Southern Methodist
                                              University in Dallas, TX.

William R. Keane         78       1966        Former Vice President, Contacts,
(term expiring in 1996)                       Inc. (contact lens laboratory)
                                              in Chicago, IL, until retirement
                                              in 1983.

Gerald I. Lenrow         67       1993        Consultant since 1990 and former
(term expiring in 1996)                       partner in the international
                                              accounting firm of Coopers &
                                              Lybrand.

Edwin S. Overman         72       1987        President Emeritus of the
(term expiring in 1996)                       Insurance Institute of America,
                                              a national educational
                                              organization in Malvern, PA,
                                              since his retirement as
                                              President of the Institute in
                                              1987.

     Name               Age   Director Since   Principal Occupation
-------------------     ---   --------------   ---------------------------
Edward F. Sutkowski(3)   56        1975        President of the law firm of
(term expiring in 1997)                        Sutkowski & Washkuhn Ltd. in
                                               Peoria, IL, since 1965.

(1) Mr. Viets is a director of CILCORP Inc. in Peoria, Illinois, whose securities are registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities and Exchange Act of 1934.

(2) Mr. Haayen is a director of Paragon Group, Inc. in Dallas, Texas, whose securities are registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities and Exchange Act of 1934.

(3) Mr. Sutkowski is associated with the law firm of Sutkowski & Washkuhn Ltd., which has provided legal services to the Company prior to and during 1994. It is expected that the Company's relationship with Sutkowski & Washkuhn Ltd. will continue in the future.

                ADOPTION OF THE 1995 INCENTIVE STOCK OPTION PLAN

    The Board has adopted and recommends that the shareholders adopt the 1995 Incentive Stock Option Plan. The ISO Plan is designed to enable the Company to remain competitive in the recruitment, motivation and retention of officers of both the Company and any other corporation at least 50% of the shares of which are owned by the Company. The Board limited the number of shares available for options to 1,000,000 shares and established an ISO Committee comprised of outside directors Messrs. Haayen, McGuinness, Viets, Daenzer, Keane and Overman. If the shareholders adopt the ISO Plan, the Committee shall administer the Plan, identify optionees, and determine the number of shares to be granted. The ISO Plan is attached to this Proxy Statement as Exhibit A.

    SUMMARY. In general, an officer may be granted an option to purchase shares at 100% of the grant date share value (110% if the optionee and affiliates own 10% or more of the shares), payable in cash. Options may be granted only during the ten year period beginning on the date the shareholders adopt the ISO Plan. An optionee may not transfer an option, other than by will, and must exercise an option within the first to occur of ten years (five years if the optionee and affiliates own 10% or more of the shares) from the grant date, or three months after the optionee ceases to be an employee. The grant date value of the shares subject to each installment exercisable for the first time during any calendar year may not exceed $100,000. An optionee may not transfer any share purchased pursuant to an option, other than by will or other excepted transfer, within the later of the two year period beginning on the grant date or the one year period beginning on the date the share was transferred to the optionee.

    FEDERAL TAX CONSEQUENCES. Counsel has advised that, under the present Federal tax laws and regulations, an optionee has no taxable income when an option is granted. Upon the exercise of an option, the optionee has no taxable income if the optionee has been an employee of the Company or a related corporation at all times during the period beginning on the grant date and ending three months (one year in the case of a disabled optionee) before the exercise date; however, the excess of the share value at the exercise date over the share exercise price is subject to the alternative minimum tax. If the optionee makes a disqualifying disposition of the shares, the optionee will recognize taxable income equal to the excess of the share value at the exercise date (or if less, the amount realized) over the option price. In general, a "disqualifying disposition" includes a sale, exchange, gift or other transfer within the later of one year of the exercise date or two years of the grant date.

    In general, if the optionee satisfies applicable conditions, the optionee will realize long term capital gain, or loss equal to the difference between the sale price and the exercise price. Under such circumstances, the Company will not be entitled to a tax deduction either at grant date or the exercise date.

                           AUDIT COMMITTEE

    The Company's Audit Committee, comprised of outside directors Messrs. Haayen, Keane, Lenrow, McGuinness and Viets, met two times in 1994 to consider an outside audit firm and to discuss the planning of the Company's annual outside audit and its results. The Audit Committee also monitored the Company's management of its exposures to risk of financial loss, oversaw the accounting affairs of the Company, assessed the auditors' performance, reviewed the adequacy of the Company's internal controls, and the extent and scope of audit coverage, monitored selected financial reports, and made audit and auditor engagement recommendations to the Board of Directors.



                                     6


                       EXECUTIVE RESOURCES COMMITTEE

    The Company's Executive Resources Committee, comprised of outside directors Messrs. Daenzer, Haayen, Lenrow, McGuinness, Overman and Sutkowski, met two times in 1994 to review and recommend the compensation of the executive officers and other officers of the Company. The Committee also evaluated executive performance, executive back-up plans, examined the officer development program, and was responsible for searching, enlisting and maintaining a file of prospective new Board members and potential executive officers.

                           NOMINATING COMMITTEE

    The Company does not have a standing Nominating Committee.

PAGE   13
                      BOARD MEETINGS AND COMPENSATION

    MEETINGS. During the year 1994, five meetings of the Board of Directors were held. No director attended fewer than 75% of the aggregate number of meetings of the Board and Board Committees on which he served.

    DIRECTOR COMPENSATION. All Directors of the Company (other than officers of the Company) are compensated at the rate of $11,000 per year, entitled to a Company performance bonus, paid $925 for each Board meeting attended, $925 for each Committee of the Board attended, $925 for each Committee of the Board chaired, reimbursed for actual travel and related expenses incurred, and provided a travel accident policy funded by the Company. The Company performance bonus is equal to $1,250 for each percent, or fraction thereof, of the excess of the Company's return on the Company's beginning Shareholders' Equity over the average industry return, not to exceed $12,500.

    DIRECTOR DEFERRED COMPENSATION. Prior to the beginning of each fiscal year, an outside director may elect to defer the compensation otherwise payable to him during the succeeding fiscal year pursuant to the RLI Corp. Director Deferred Compensation Plan. Under the Plan, the Company must transfer to a bank trustee under an irrevocable trust established by the Company, such number of shares as are equal to the compensation deferred at the close of the referent fiscal year. When the amount of the Company performance bonus is determined, the Company must likewise transfer such number of shares as are equal to the performance bonus deferred. In general, Plan benefits are distributable beginning when the director's status terminates. Effective June 18, 1993, the Plan superseded the Company's prior unfunded non-qualified deferred compensation plan for the benefit of the directors.

                    EXECUTIVE RESOURCES COMMITTEE REPORT

    The following report by the Executive Resources Committee is required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement and shall not be considered incorporated by reference in other filings by the Company with the Securities and Exchange Commission.

    GENERAL. The Executive Resources Committee determines the base and incentive compensation of the executive officers. The incentive compensation is designed to attract, retain and motivate high quality executives and reward the executive officers for Company profitability and the enhancement of shareholder values. It is influenced heavily by the Company's profitability. The Committee is of the opinion that the total compensation payable is comparable to that provided by the Company's competitors.

    An executive officer's base compensation is computed by reference to industry compensation studies; it relates to both annual and long-term performance objectives established by the Committee. A significant portion of an executive officer's compensation is at risk. For example, in the case of Mr. Stephens, his bonus, if any, is computed largely with reference to the Company's pre-tax profits, but in no event may it exceed 40% of his base compensation.

    COMPENSATION POLICIES FOR OTHER EXECUTIVE OFFICERS. The compensation programs for the other executive officers are the same as those available for the Chief Executive Officer except for the Company's Key Employee Excess Benefit Plan in favor of Mr. Stephens. See Footnote (2) under Summary Compensation Table. Executive officer compensation is based on officer responsibility, the profitability of the officer's segment of the Company, productivity, budgetary compliance, and an in-depth individual officer evaluation.

                MEMBERS OF THE EXECUTIVE RESOURCES COMMITTEE
  Edmin S. Overman, Chairman       Bernard J. Daenzer      Richard J. Haayen
      Gerald I. Lenrow         John S. McGuinness       Edward F. Sutkowski

PAGE   15
                           EXECUTIVE OFFICERS

The following information is provided as to each current executive officer of the Company:

EXECUTIVE
                       POSITION                            TERM OF     OFFICER
NAME AND AGE           WITH COMPANY                        OFFICE       SINCE
-------------------    -----------------------------       --------   --------
Gerald D. Stephens     President, Chief Executive          One Year      1965
Age 62                 Officer and Director

Jonathan E. Michael    Executive Vice President;           One Year      1985
Age 41                 President, Chief Operating
                       Officer of RLI Insurance Company
                       and Mt. Hawley Insurance Company,
                       the Company's wholly-owned
                       insurance subsidiaries

Joseph E. Dondanville  Vice President, Chief Financial     One Year      1992
Age 38 (1)             Officer

Mary Beth Nebel        Vice President and General          One Year      1994
Age 38 (2)             Counsel

Camille J. Hensey      Corporate Secretary                 One Year      1987
Age 53

Gregory J. Tiemeier    Senior Vice President and           One Year      1992
Age 37 (3)             Assistant Secretary of RLI
                       Insurance Company and Mt. Hawley
                       Insurance Company, the Company's
                       wholly-owned insurance subsidiaries

Michael W. Dalton      President, Chief Operating Officer  One Year      1993
Age 41 (4)             of RLI Professional Technologies,
                       Inc., the Company's wholly-owned
                       ophthalmic subsidiary

(1) Mr. Dondanville was elected Vice President, Chief Financial Officer in 1992. Prior to his promotion to Vice President, Chief Financial Officer, Mr. Dondanville served as Controller since 1985.

(2) Ms. Nebel was promoted to Vice President and General Counsel in 1994. Ms. Nebel joined the Company in 1988 as Assistant General Counsel.

(3) Mr. Tiemeier was promoted to Senior Vice President of the Company's wholly-owned insurance subsidiaries, RLI Insurance Company and Mt. Hawley Insurance Company, in 1994 and was appointed Assistant Secretary on January 31, 1995. Prior to his promotion to Senior Vice President, Mr. Tiemeier had been Vice President of Management Information Services since 1992. Mr. Tiemeier has held various managerial positions since he joined the Company in 1979.

(4) Mr. Dalton joined the Company in 1977 as an Ophthalmic Field Sales Representative. He has held various managerial positions, including President of the Company's Canadian operations, until his promotion to Vice President of RLI Professional Technologies, Inc., in 1990. He was promoted from Vice President to President, Chief Operating Officer of RLI Professional Technologies, Inc., in 1994.


                                       8

                          EXECUTIVE COMPENSATION

    The aggregate cash compensation earned from the Company and its subsidiaries during the 1994 fiscal year is expressed below for the Company's Chief Executive Officer and four most highly-compensated executive officers:

                        SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION
NAME AND                         -------------------           ALL OTHER
PRINCIPAL POSITION       YEAR    SALARY($)   BONUS($) (1)  COMPENSATION($) (2)
----------------------   -----   ---------   ------------  -------------------
Gerald D. Stephens        1994     376,640            0             3,837
President and CEO         1993     351,680      143,808            74,698
                          1992     327,816      100,800            71,442

Jonathan E. Michael       1994     216,250            0             1,187
Executive Vice            1993     185,263       73,850            30,000
President                 1992     169,169       70,000            25,583

Michael W. Dalton         1994     112,791       23,000             1,132
President, Chief          1993     102,631       30,355            16,767
Operating Officer,        1992      99,700            0            16,446
RLI Professional
Technologies, Inc.

James E. Zogby            1994     116,547            0             1,184
Treasurer and Assistant   1993     110,283       33,117            21,726
Secretary                 1992     102,771       22,697            19,830

Gregory J. Tiemeier       1994     117,448            0             1,172
Senior Vice President,    1993     102,570       30,665            21,506
RLI Insurance Company     1992      94,931       29,066            14,251
and Mt. Hawley
Insurance Company

(1) Represents compensation accrued during fiscal year 1994 and paid in 1995 pursuant to the Company's Executive Achievement Target Salary Plan. With the exception of Mr. Dalton, none of the named executive officers received a bonus in respect of the 1994 fiscal year.

(2) Represents the value of Company contributions to the ESOP on behalf of the named executive officers. Effective January 1, 1995, the Company amended the ESOP to exclude any employee of RLI Professional Technologies, Inc. from participating in the ESOP; however, the future service of any participant will continue to be considered for vesting purposes. In December of 1994, the Board of Directors determined not to cause the Company to make a contribution to the ESOP in respect of 1994 given the financial results of the Company. The amounts represent the value of participant forfeitures allocated to such executive officer under the ESOP. In the case of Mr. Stephens, the amount includes shares allocated to him under the Company's Key Employee Excess Benefit Plan:
     1,914 shares in respect of 1994; 1,930 shares in respect of 1993; and, 2,110 shares in respect of 1992. Benefits are distributable to Mr. Stephens when his employment terminates. Under the Plan, the Company must transfer to the trustee under an irrevocable trust maintained by the Company for the benefit of Mr. Stephens, such number of shares as are equal to the excess of (a) the contribution allocable to him under the ESOP determined without regard to any limitation on compensation imposed by the Internal Revenue Code, over (b) the contribution actually allocable to him under the ESOP determined with regard to any limitation on compensation imposed by the Internal Revenue Code. The value of each share transferred is equal to the per share closing price as of the close of the last business day of the referent fiscal year. The total value of his Plan benefit was $432,350 as of December 31, 1994. Effective June 26, 1993, the Plan superseded the Company's prior plan established for the benefit of Mr. Stephens.

PAGE   18
                                PENSION PLAN

    The table below illustrates the estimated annual benefits (based on a straight life annuity at age 65, but in no event less than 120 monthly payments) payable under the Company's pension plan for specified compensation and service levels assuming normal retirement on July 1, 1995, at age 65 after selected years of service:

AVERAGE ANNUAL          ESTIMATED ANNUAL PENSION BENEFIT UPON RETIREMENT AT
 COMPENSATION              JULY 1, 1995 WITH YEARS OF SERVICE INDICATED
 ------------              --------------------------------------------
                      15 Yrs.      20 Yrs.     25 Yrs.     30 Yrs.     35 Yrs.
                      -------      -------     -------     -------     -------
   $100,000          $ 20,473     $ 27,297    $ 34,121    $ 40,945    $ 47,770
    125,000            26,135       34,847      43,559      52,270      60,982
    150,000*           31,798       42,397      52,996      63,595      74,195

* Generally, a participant's annual benefit payable beginning at his social security retirement age (determined on the basis of his year of birth) must not exceed the lesser of $90,000 (as adjusted for cost-of-living increases-- $118,800 for 1994) or 100% of his average compensation for his high three years. In addition, effective beginning in 1994, the Internal Revenue Code reduced the level of a participant's compensation which may be considered in determining benefits under all types of tax qualified plans from the 1993 level of $235,840 to $150,000. In applying the $150,000 limit, the Plan must freeze benefits for any participant whose benefit is based on compensation in excess of $150,000 as of December 31, 1993. The frozen benefit may be adjusted for increases in compensation after 1993, but adjustments are not permitted unless the participant's updated compensation exceeds the compensation that determined the participant's frozen benefit. Based upon the foregoing, a participant's annual benefit is limited to $74,453 unless such participant's earned benefit was greater than $74,453 as of December 31, 1993.

Mr. Stephens' current compensation covered by the Plan is $150,000 with 28 years of pension plan participation; Mr. Michael's current covered compensation is $150,000 with 11 years of pension plan participation; Mr. Zogby's current covered compensation is $149,669 with 17 years of pension plan participation; Mr. Dalton's current covered compensation is $143,146 with 16 years of pension plan participation; and Mr. Tiemeier's current covered compensation is $148,194 with 13 years of pension plan participation.

Effective January 1, 1995, the Company amended the pension plan to exclude any employee of RLI Professional Technologies, Inc. from participating in the plan; however, the future service of any participant will continue to be considered for vesting purposes and related purposes.

PAGE   19
                     COMMON STOCK PERFORMANCE CHART

A line graph comparing the percentage change in the cumulative total shareholder return, including the reinvestment of dividends, on the Company's Common Stock with a cumulative total return of the S&P Composite 500 Stock Index and the S&P Property and Casualty Index for the period beginning December 31, 1989 through December 31, 1994 has been omitted from this electronic filing. The table below contains the data used to create the omitted line graph.

                                TOTAL RETURN
                     COMPARISON OF FIVE YEAR CUMULATIVE
                      RLI, S&P 500, S&P P/C INS INDEX

                                            Compounded Total Return
                                                  RLI - 22.69%
                                                S&P 500 - 8.64%
                                              S&P P/C Ins - 5.43%

                                Assumes $100 invested on December 31, 1989
                                RLI, S&P 500 Index, and S&P P/C Ins Index
                                Total Return assumes reinvestment of dividends


Measurement Period                            S&P 500          S&P P/C Ins
(Fiscal Year Covered)       RLI Corp.          Index              Index
---------------------       ---------         -------          -----------
Measurement Pt-12/31/89       $100              $100               $100

FYE 12/31/90                   177                97                 94
FYE 12/31/91                   208               126                110
FYE 12/31/92                   321               136                133
FYE 12/31/93                   351               150                127
FYE 12/31/94                   278               151                130

    There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends. The Company will neither make nor endorse any predictions as to future stock performance.

    The foregoing Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

PAGE   20
              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP ("KPMG"), the Company's independent public accountants since 1983, to serve as the independent public accountants of the Company for the current fiscal year if their selection is approved by the
shareholders.   In view of the difficulty and expense involved in changing auditors on short notice, if KPMG is not approved by the shareholders, it is contemplated the appointment for the fiscal year 1995 will be permitted to stand unless the Board finds other compelling reasons for making a change. Disapproval of KPMG by the shareholders will be considered an indication to the Board to select other auditors for the following year. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire, and their representatives are expected to be available to respond to appropriate questions from the shareholders.


                             OTHER BUSINESS

    The Board of Directors knows of no other business to be presented at the Annual Meeting; however, if any other matters do come before the meeting, it is intended that the persons named in the proxy will vote in accordance with their best judgment.

    It is important that proxies be returned promptly so that the presence of a quorum may be assured well in advance of the Annual Meeting, thus avoiding the expense of follow-up solicitations. Accordingly, even if you expect to attend the Annual Meeting, you are requested to date, execute and return the enclosed proxy in the stamped, self-addressed envelope provided.

    If you attend the meeting in person, your proxy will be returned to you on request.


                                By Order of the Board of Directors


                                Camille J. Hensey
                                Secretary


Peoria, Illinois
March 30, 1995

APPENDIX A
                                                                 EXHIBIT A
                   -------------------------------------
                   RLI CORP. INCENTIVE STOCK OPTION PLAN
                   -------------------------------------

I.   RECITALS: ......................................................  A-2
     A.  PURPOSES ...................................................  A-2
     B.  TAX LAW CONSIDERATIONS .....................................  A-2
     C.  SECURITIES LAW CONSIDERATIONS ..............................  A-2

II.  AGREEMENTS: ....................................................  A-2
     1.  ELIGIBILITY FOR PARTICIPATION ..............................  A-2
         1.1   Eligible Employee, Eligible Corporation ..............  A-2
         1.2   Plan Conditions and Limitations ......................  A-2
               1.2(a)  Disposition Limitation .......................  A-2
               1.2(b)  Employment Limitation ........................  A-3
               1.2(c)  Aggregate Shares .............................  A-3
               1.2(d)  Class of Participants ........................  A-3
               1.2(e)  Shareholder Approval .........................  A-3
               1.2(f)  Option Grant Period ..........................  A-3
               1.2(g)  Option Exercise Period .......................  A-3
               1.2(h)  Option Price .................................  A-3
               1.2(i)  Transferability and Exercisability ...........  A-3
               1.2(j)  Share Ownership Limitation ...................  A-3
               1.2(k)  Aggregate Annual Limitation:
                       One Hundred Thousand Dollars .................  A-4

     2.  OPTION EXERCISE PROCEDURES .................................  A-4
         2.1   Instrument ...........................................  A-4
         2.2   Registration of Shares ...............................  A-4
         2.3   Taxes ................................................  A-4

     3.  ADMINISTRATION .............................................  A-4
         3.1   Assignability ........................................  A-4
         3.2   Expenses .............................................  A-4
         3.3   Funding ..............................................  A-4
         3.4   Identity of Plan Administrator .......................  A-4
         3.5   Liability ............................................  A-4
         3.6   Majority Rule ........................................  A-4
         3.7   Payment ..............................................  A-5
         3.8   Powers ...............................................  A-5
         3.9   Reports ..............................................  A-5
         3.10  Shareholder Rights ...................................  A-5

     4.  PLAN AMENDMENT OR SUSPENSION ...............................  A-5

     5.  PLAN TERMINATION ...........................................  A-5
         5.1   Employment or Related Agreements .....................  A-5
         5.2   Incorporation by Reference; Internal Revenue Code ....  A-5
         5.3   Interpretive Guidelines ..............................  A-5
         5.4   Invalid Provision ....................................  A-5
         5.5   Legal Actions ........................................  A-5

     6.  GLOSSARY ...................................................  A-6
         Board ......................................................  A-6
         Code .......................................................  A-6
         Disabled ...................................................  A-6
         Eligible Corporation .......................................  A-6
         Eligible Employee ..........................................  A-6
         Exchange Act ...............................................  A-6
         Fair Market Value ..........................................  A-6
         Option .....................................................  A-6
         Parent .....................................................  A-6
         Plan .......................................................  A-6
         Plan Administrator .........................................  A-6
         Rule 16(b)-3 ...............................................  A-6
         Subsidiary .................................................  A-6
         Tax ........................................................  A-6
         Transfer ...................................................  A-6

THIS RLI CORP. INCENTIVE STOCK OPTION PLAN is made at Peoria, Illinois.

                               I. RECITALS:

                               A. PURPOSES

The purposes of this RLI Corp. Incentive Stock Option Plan ("Plan") are to: closely associate the interests of the management of RLI Corp. ("RLI") with its shareholders by reinforcing the relationship between management rewards and shareholder gains; provide management with additional equity ownership in RLI commensurate with RLI performance reflected in increased shareholder value; maintain competitive compensation levels; replace incentives in respect of compensation which may no longer be considered for tax qualified plan benefit purposes; and, encourage management to continue long term employment with RLI.

                         B. TAX LAW CONSIDERATIONS

Section 421 GENERAL RULES provides that if a share is transferred to an employee in a transfer in respect of which the requirements expressed in
Section 422(a) INCENTIVE STOCK OPTIONS are met, then no income shall result at the time of the transfer of such share to such employee upon the exercise of such Option, no deduction shall be allowable at any time to the employer corporation, and no amount other than the price paid under the Option shall be considered as received by the employer corporation for the share so transferred.

The Plan is intended to qualify as an Incentive Stock Option plan as defined in Section 422 INCENTIVE STOCK OPTIONS, and the Options to qualify as such.

                     C. SECURITIES LAW CONSIDERATIONS

The Plan and any share issuable pursuant thereto must comply with Rule 16b-3 and any subsequent legislation.


                             II.  AGREEMENTS:

NOW, THEREFORE, the Plan Administrator agrees as follows:

1.  ELIGIBILITY FOR PARTICIPATION

    1.1   ELIGIBLE EMPLOYEE, ELIGIBLE CORPORATION

          The Plan Administrator may periodically grant to any Eligible Employee of any Eligible Corporation an Option ("Option") to purchase any share of any Eligible Corporation.

    1.2   PLAN CONDITIONS AND LIMITATIONS

          This Plan and any Option granted pursuant to this Plan must satisfy the conditions expressed in the following sections.

          1.2(a)  DISPOSITION LIMITATION

                  Except as otherwise provided in the following sentence, no disposition of any share may be made within the two (2) year period beginning on the date of the grant of an Option or within the one (1) year period beginning on the date the share which was the subject of such Option was transferred to the Eligible Employee. If an Option is exercised after the death of the Eligible Employee by the estate of the Eligible Employee, or by a Person who acquired the right to exercise such Option by bequest or inheritance, or by reason of the death of the Eligible Employee, the holding period expressed in the preceding sentence shall not apply.

                  For purposes of the preceding paragraph, a disposition includes a sale, exchange, gift, or a Transfer of legal title, but does not include: (a) a Transfer from a decedent to an estate or a Transfer by bequest or inheritance; (b) an exchange to which Sections 354 EXCHANGES OF STOCK AND SECURITIES IN CERTAIN REORGANIZATIONS, 355 DISTRIBUTION OF STOCK AND SECURITIES OF A CONTROLLED CORPORATION, 356 RECEIPT OF ADDITIONAL CONSIDERATION, or 1036 STOCK FOR STOCK OF SAME CORPORATION (or so much of Section 1036 as relates to Section 1036) applies; (c) a mere pledge or hypothecation; (d) a Transfer between spouses or incident to divorce which meets the conditions expressed in Section 1041(a) GENERAL RULE; and, (e) if such share is acquired in the name of the Eligible Employee and another jointly with the right of survivorship or a subsequent Transfer of a share into such joint ownership shall not be deemed a disposition, but a termination of such joint tenancy (except to the extent such Eligible Employee acquires ownership of such shares) shall be treated as a disposition by such Eligible Employee at the time such joint tenancy is terminated.

                  If an insolvent Eligible Employee holds a share acquired pursuant to an exercise of an Option, and if such share is transferred to a trustee, receiver, or any other similar fiduciary in any proceeding under Title 11 or any other similar insolvency proceeding, neither such Transfer, nor any other Transfer of such share for the benefit of such Eligible Employee's creditors in such proceeding, shall constitute a disposition of such share.

          1.2(b)  EMPLOYMENT LIMITATION

                  Except as otherwise provided in the following paragraph, at all times during the period beginning on the date of the grant of the Option and ending on the date three (3) months before the exercise of the Option, the Eligible Employee was an employee of an Eligible Corporation or a corporation assuming such Option in a transaction to which Section 424(a) CORPORATE REORGANIZATIONS, LIQUIDATIONS, ETC. applies.

                  In the case of an Eligible Employee who is Disabled, the three month period expressed in the preceding paragraph shall be one (1) year. If an Option is exercised after the death of the Eligible Employee by the estate of the Eligible Employee, or by a Person who acquired the right to exercise such Option by bequest or inheritance, or by reason of the death of the Eligible Employee, the employment requirement expressed in the preceding paragraph shall not apply.

          1.2(c)  AGGREGATE SHARES

                  The aggregate number of shares which may be issued under Options granted pursuant to this Plan must not exceed one million (1,000,000) shares. For purposes of the preceding paragraph, if any change in the outstanding shares of an Eligible Corporation occurs by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by an Eligible Corporation of all of its assets, any distribution to shareholders other than a normal cash dividend or other extraordinary or unusual event, the Plan Administrator may adjust the terms of any Option or the number of shares available.

          1.2(d)  CLASS OF PARTICIPANTS

                  No Eligible Employee other than an officer of an Eligible Corporation may be granted an Option pursuant to this Plan.

          1.2(e)  SHAREHOLDER APPROVAL

                  The Plan must be approved by the shareholders of RLI within the twelve (12) month period beginning on the date the Plan is adopted by the Board.

          1.2(f)  OPTION GRANT PERIOD

                  An Option must be granted within the ten (10) year period beginning on the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the shareholders of RLI.

          1.2(g)  OPTION EXERCISE PERIOD

                  Except as otherwise provided in 1.2(j) SHARE OWNERSHIP LIMITATION, an Option must be exercised before the expiration of the ten (10) year period beginning on the date such Option is granted.

          1.2(h)  OPTION PRICE

                  The Option price must not be less than the Fair Market Value of such share at the time the Option is granted. For purposes of the preceding sentence, the Fair Market Value of any share shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          1.2(i)  TRANSFERABILITY AND EXERCISABILITY

                  An Option must not be transferable by an Eligible Employee otherwise than by will, the laws of descent and distribution, and be exercisable if at all, during the lifetime of such Eligible Employee, only by such Eligible Employee.

                  Upon the death of an Eligible Employee, any Option exercisable on the date of the death of such Eligible Employee may be exercised by the Eligible Employee's estate or by a Person who acquired the right to exercise such Option by bequest or inheritance, or by reason of the death of the Eligible Employee. The provisions of the preceding sentence shall apply, notwithstanding the fact that the Eligible Employee's employment may have terminated prior to death, but only to the extent of any Option exercisable on the date of the Eligible Employee's death.

          1.2(j)  SHARE OWNERSHIP LIMITATION

                  Except as otherwise provided in the following paragraph, an Eligible Employee must not, at the time the Option is granted, own shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of RLI, any Parent, or any Subsidiary.

                  The preceding paragraph shall not apply if, at the time such Option is granted, the Option price is at least one hundred ten percent (110%) of the fair market value of the shares subject to Option and such Option must be exercised before the expiration of the five(5) year period beginning on the date such Option is granted.

                  In applying the ten percent (10%) ownership limitation, the Eligible Employee shall be considered as owning shares owned, directly or indirectly, by or for such Eligible Employee's brothers and sisters (whether by the whole or the half blood), spouse, and lineal descendants, and shares owned directly or indirectly by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for the shareholders, partners or beneficiaries.

          1.2(k)  AGGREGATE ANNUAL LIMITATION: ONE HUNDRED THOUSAND DOLLARS

                  To the extent that the aggregate Fair Market Value of shares exercisable for the first time by any Eligible Employee during any calendar year, (under all plans of the Eligible Employee's employer corporation and its Parent and any Subsidiary corporation) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Options which are not incentive stock Options, as defined in Section 422 INCENTIVE STOCK OPTIONS. The preceding sentence shall be applied by taking Options into account in the order in which they were granted. The Fair Market Value of any share shall be determined as of the time the Option with respect to such share is granted.

2.  OPTION EXERCISE PROCEDURES

    2.1   INSTRUMENT

          Each Option granted pursuant to the Plan must be evidenced by an instrument in such form as the Plan Administrator periodically prescribes.

    2.2   REGISTRATION OF SHARES

          The Plan Administrator may periodically recommend that RLI list, register or qualify any shares subject to any Option, seek the consent or approval of any governmental body, or obtain an agreement from the Eligible Employee that the transfer of the shares in respect of such Option may not be consummated unless such listing, registration, qualification, consent or approval shall have been obtained in such form as the Plan Administrator shall periodically determine to be appropriate.

    2.3   TAXES

          RLI may deduct from any Plan payment or receive from any Person to whom any share is issuable before issuing any such share, any Tax.

3.  ADMINISTRATION

    The Plan shall be administered as expressed in the following sections.

    3.1   ASSIGNABILITY

          Except as otherwise determined by the Plan Administrator, no interest under this Plan may be Transferred to any other Person.

    3.2   EXPENSES

          The expenses of the Plan shall be borne by RLI.

    3.3   FUNDING

          The Plan shall be unfunded. RLI shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Option under the Plan, and any right to the payment of any Option shall be no greater than any right of the general creditors of RLI.

    3.4   IDENTITY OF PLAN ADMINISTRATOR

          Except as otherwise provided in the following paragraph, the Plan shall be administered by the Plan Administrator. No member of the Plan Administrator may have received an Option pursuant to this Plan during the twelve (12) month period ending on the date of such appointment if such receipt would cause such member to cease to be a "disinterested person" under Rule 16b-3.

    3.5   LIABILITY

          No member of the Plan Administrator and no officer of RLI shall be liable for anything done or omitted by any other member of the Plan Administrator or by any officer of RLI in connection with the performance of any duty under this Plan, except as to any willful misconduct or as expressly provided by statute.

    3.6   MAJORITY RULE

          The Plan Administrator may act only by a majority of its members, except that any member may authorize any one or more of their members or any officer of RLI to execute and deliver any document or to take any other ministerial action on behalf of the Plan Administrator.


                                    A-4

    3.7   PAYMENT

          The Plan Administrator may periodically determine the method by which the Eligible Employee may pay for the shares issuable incident to the exercise of an Option, including but not limited to, payment for such shares in the form of other shares of any Eligible Corporation.

    3.8   POWERS

          The Plan Administrator shall have the power to: (a) interpret the Plan and the Options granted under the Plan; (b) establish, amend and rescind any rules and regulations relating to the Plan; and (c) make any other determination which it deems desirable for the administration of the Plan.

          The interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties. Determinations to be made by the Plan Administrator under the Plan may be made by any delegate.

    3.9   REPORTS

          The officers of RLI shall cause to be filed any report, return or other information regarding any Option or share issuable pursuant thereto as may periodically be required by Section 13 or 15(d) of the Exchange Act or any other applicable statute, rule or regulation.

    3.10  SHAREHOLDER RIGHTS

          No Eligible Employee shall have any right as a shareholder unless and until a certificate evidencing a share of the Eligible Corporation is issued to such Eligible Employee.

4.  PLAN AMENDMENT OR SUSPENSION

    The Plan may be periodically amended or suspended by the Board; however, no amendment shall be effective until approved by the shareholders of RLI where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 and with other applicable law. No amendment of the Plan shall adversely affect any right of any Eligible Employee with respect to any Option granted before such amendment.

5.  PLAN TERMINATION

    This Plan shall terminate upon the earlier of the adoption of a resolution of the Board terminating the Plan, or ten years from the date the Plan is initially approved and adopted by the shareholders of RLI.

    5.1   EMPLOYMENT OR RELATED AGREEMENTS

          This Plan does not constitute a contract between the Employer and any Eligible Employee, a consideration for or an inducement for the employment of any Eligible Employee. Nothing contained in this Plan will be deemed to give any Eligible Employee the right to be retained in the service or to interfere with the right of any Eligible Corporation to discharge any Eligible Employee at any time regardless of the effect which such discharge will have upon such individual under this Plan.

    5.2   INCORPORATION BY REFERENCE; INTERNAL REVENUE CODE

          Any reference to Section or Sections is to such section or sections of the Internal Revenue Code, as may be amended.

    5.3   INTERPRETIVE GUIDELINES

          The words and phrases set off by quotation marks in the Glossary have the meanings therein indicated. Any word or phrase which appears in this Plan in parenthesis, set off by quotation marks and capitalized, has the meaning denoted by its context. Whenever the words and phrases defined either in the Glossary or elsewhere in this Plan are intended to have their defined meanings, the first letter of such word or the first letters of all substantive words in such phrase will be capitalized. When the context permits, a word or phrase used in the singular means the plural, and when used in any gender, its meaning also includes all genders. Captions of Sections are inserted as a matter of convenience only and do not define, limit or extend the scope or intent of this Plan or any provision hereof.

    5.4   INVALID PROVISION

          If any term or provision of this Plan or the application thereof to any Person or circumstance will to any extent be invalid or unenforceable, the remainder of this Plan, or the application of such term or provision to such Person or circumstance other than that as to which it is invalid or unenforceable, will not be affected, and each term and provision of this Plan will be valid and will be enforced to the fullest extent permitted by law.

    5.5   LEGAL ACTIONS

          If any claim, suit or proceeding is brought regarding the Plan to which the Plan Administrator may be a party, and such claim, suit or proceeding is resolved in favor of the Plan Administrator, any member of the Plan Administrator shall be entitled to be


                                    A-5

          reimbursed by RLI for any cost, attorneys' fee and other expense incurred. Necessary parties to any accounting, litigation or other proceedings will include only the Plan Administrator and RLI. The settlement of any judgment in any case in which RLI is duly served or cited will be binding upon all Eligible Employees and their respective estates, as well as upon any Person claiming by, through or under any of them.

6.  GLOSSARY

    "Board" means the Board of Directors of RLI Corp. or its successor.

    "Code" means the Internal Revenue Code of 1986, as may periodically be amended.

    "Disabled" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

    "Eligible Corporation" means, collectively, (a) RLI; (b) any corporation (other than RLI), in an unbroken chain of corporations ending with RLI if, at the time of the granting of the Option, each of the corporations, other than RLI, owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain; and (c) any corporation (other than RLI) in an unbroken chain of corporations beginning with RLI if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

    "Eligible Employee" means any common law employee of an Eligible Corporation, thus excluding any non-employee director of an Eligible Corporation or an independent contractor.

    "Exchange Act" means the Securities Exchange Act of 1934, as may periodically be amended.

    "Fair Market Value" means, (a) in respect of any share of RLI, the closing price on such date or on the next business date, if such date is not a business day, of a share of RLI reflected in The Wall Street Journal or any other publication selected by the Plan Administrator; however, if shares of RLI shall not have been traded on the New York Stock Exchange for more than ten (10) days immediately preceding such date or if deemed appropriate by the Plan Administrator for any other reason, the fair market value of shares of RLI shall be determined by RLI in such other manner as it may deem appropriate, and (b) as to any share of any other Eligible Corporation, as determined by the Plan Administrator in accordance with the Code regulations.

    "Option" is defined at Section 1.1 ELIGIBLE EMPLOYEE, ELIGIBLE
    CORPORATION.

    "Parent" means any corporation (other than the employer corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

    "Plan" means this RLI Corp. Incentive Stock Option Plan.

    "Plan Administrator" means the Board, or if designated by the Board, the Executive Resources Committee, or if any provision of the Exchange Act or the Code would impair the ability of either the Board or the Executive Resources Committee to administer the Plan in accordance with the provisions of Rule 16b-3 and Section 162(m), or such other Person as the Board periodically determines to be appropriate so as to permit the Plan to be administered in accordance with Rule 16b-3 and Section 162(m).

    "Rule 16b-3" means such rule promulgated under the Securities Exchange Act of 1934, as may periodically be amended.

    "Subsidiary" means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

    "Tax" means any Federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition, whether disputed or not.

    "Transfer" means any direct or indirect, voluntary or involuntary, for value, by operation of law or otherwise, assignment, or otherwise disposition of any direct or indirect, economic or legal interest in, including but not limited to any security interest in or with respect to either any share or any Option.

APPENDIX B

      RLI Corp.                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
RLI   9025 N. Lindbergh Dr.     OF DIRECTORS
      Peoria, Illinois 61615    The undersigned hereby appoints Gerald D.
                                Stephens, John S. McGuinness and William R.
                                Keane as Proxies, each with the power to appoint
                                his substitute, and hereby authorizes them, or
                                any one or more of them, to represent and to
     PROXY                      vote, as designated below, the shares of
     -----                      Common Stock of RLI Corp. held of record
                                by the undersigned on March 13, 1995, at the Annual Meeting of Shareholders to be held on May 11, 1995 or any adjournments thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. ELECTION OF CLASS II DIRECTORS (mark one):

   /  / FOR ALL NOMINEES LISTED BELOW              /  / WITHHOLD AUTHORITY
        (except as marked to the contrary below)        to vote for all nominees
                                                        listed below

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below):

  _____________________________________________________________________________
      NOMINEES:  JOHN S. MCGUINNESS, GERALD D. STEPHENS AND ROBERT O. VIETS

2. ADOPT THE COMPANY'S INCENTIVE STOCK      /  / FOR  /  / AGAINST  /  / ABSTAIN
   OPTION PLAN

3. APPROVE THE APPOINTMENT OF KPMG PEAT     /  / FOR  /  / AGAINST  /  / ABSTAIN
   MARWICK LLP AS THE INDEPENDENT PUBLIC
   ACCOUNTANTS OF THE COMPANY:

                                (PLEASE DO NOT FOLD  DATE AND SIGN REVERSE SIDE)

4. In their discretion, the Proxies are     ___________________________________
   authorized to vote upon such other       PLEASE MARK, SIGN, DATE AND RETURN
   business as may properly come before     THE PROXY CARD PROMPTLY USING THE
   the meeting.                             ENCLOSED ENVELOPE.
                                            ___________________________________
   This Proxy, when properly executed,
   will be voted in the manner directed
   herein by the undersigned shareholder.
                                            Please sign exactly as your name
   IF NO DIRECTION IS GIVEN, THIS PROXY     appears hereon. Joint owners should
   WILL BE VOTED "FOR" PROPOSALS 1, 2       each sign personally.  Corporate
   AND 3.                                   officers, executors, administrators,
                                            trustees, etc., should so indicate
                                            when signing.


                                             Date:______________________, 1995

                                             _________________________________
                                                         Signature

                                             _________________________________
                                                 Signature if held jointly

                                   APPENDIX C

                DESCRIPTION OF OMITTED GRAPHIC AND IMAGE MATERIAL

                                                                   PRINTED
                                                          EDGAR      PROXY
SECTION           DESCRIPTION                             PAGE #     PAGE #
--------------    ------------------------------------    ------    --------
Proxy Statement   Refer to page 2 of this EDGAR filing       2        COVER
Cover             for a description of the omitted
                  picture.

Director and      Pictures of John S. McGuinness, Gerald     9          4
Nominee           D. Stephens and Robert O. Viets,
Information       current directors and nominees to the
                  Board of Directors of the Company

Director and      Pictures of Bernard J. Daenzer, Richard    10         5
Nominee           J. Haayen,  William R. Keane, Gerald I.
Information       Lenrow, Edwin S. Overman, current
                  members of the Board of Directors of the Company

Director and      Picture of Edward F. Sutkowski, current    11         6
Nominee           member of the Board of Directors of
Information       the Company.

Common Stock      Refer to page 19 of this EDGAR filing      19         10
Performance       for a description of this omitted
Chart             graphic.